Creating Clean, Precious Metal Growth Opportunities

LODE Overview - October 1, 2020

COMSTOCK MINING

Historic, World-Class Production Platform

Mining - Clean Processing - Royalties - Exploration - Resource Expansion



Process Area
Lucerne Resource Area
Oest Area
Comstock District
Land Position & Resource Areas
Legend
Resource Areas
V&T Railroad
SR341 and 342
Counties
CMI Controlled
Fee
Patented
Unpatented
N

- ✓ Nevada-based gold and silver producer with fully permitted platform
- ✓ Permitted infrastructure, with Outstanding Social License!
- ✓ Six miles of continuous mineralized trend; 10 square mile position
- ✓ 100% owned/controlled land position with known geology

- Storey County Targets – Tonogold launches high-grade exploration targets
- Lucerne – Tonogold finalizing resource estimate, expansion
  - Subsidized Operating Expense Platform
  - Retained leases on all gold production
  - Retained Royalties (1.5% NDR) on all production
- Dayton/Spring Valley – Comstock developing resource estimate, expansion
- Clean-tech, Alternative Processing Positions Breakthroughs
  - Mercury-Gold remediation represents first true breakthrough!
  - Leach remediation second commercialization opportunity!
- Non-mining property sales extinguish debt and fund growth

BD BEHRE DOLBEAR

"Exploration opportunities to expand the known mineralization down-dip and along strike to the north, south, and east are still good, and excellent in the East Side and Chute zones, and have the potential of adding considerably to the estimated Measured and Indicated Resource." (Behre Dolbear, January 2013)

COMSTOCK MINING Expanded Organization & Capital Base Positions Growth

COMPANY OVERVIEW

Company:	Comstock Mining Inc.
Current Quotation:	NYSE American: LODE
Headquarters:	Virginia City, NV

VALUATION	as of 9/30/2020
Share Price	$1.07
52 Week High	$2.12
52 Week Low	$0.23
Market Cap – Fully Diluted	$36.9 M
Common Shares Outstanding	34.4 M



LODE Shareholders
<1%
19%
11%
30%
40%
Institutional Holders
Winfield Group*
HNW
Retail
Insiders

* InterGroup, Portsmouth and Sante Fe



Assets Held for Sale
Comstock Industrial LLC
DTSS
NCJV
Comstock Real Estate Inc.
Comstock Mining Inc. (NYSE: LODE)
100%
Comstock Northern Exploration LLC
100%
Comstock Exploration & Development LLC
100%
Comstock Royalty Holdings LLC
25%
PELEN LLC (100% owner of Sutro Tunnel Co.)
100%
Comstock Processing LLC
25%
Mercury Clean Up LLC (MCU-HQ)
50%
50%
50%
50%
Clean Ore Solutions, OPC (Philippines)
60%
40%
Mercury Clean Up - Philippines (MCU-P)
Comstock Mercury Remediation JV (CMR-USA JV)
Clean Mineral Recovery Technologies (Philippines JV)

COMSTOCK MINING

Our Goal Drives Strategic Value

Our goal is to deliver over $500 million of value from our existing, precious metal-based assets and the commercialization, in Nevada and globally, of environmental mining technologies, partnerships and ventures.



Northern Targets
Northern Extension
Process Area
Occidental Area
Lucerne Resource Area
Dayton Resource Area
Oest Area
Spring Valley Area
Comstock District Land Position & Resource Areas
Legend
Resource Areas
V&T Railroad
SR341 and 342
Counties
CMI Controlled
Fee
Patented
Unpatented
N

Strategic Value Proposition (#'s in millions)	Valuation Targets[(1)] Low (12/31/20)	Valuation Targets[(1)] High (12/31/23+)
Dayton-Spring Valley Mineral Resource Development	$75.0 ↑	$150.0
Lucerne Mineral Resource Development	25.0	60.0
MCU – Comstock Mercury Remediation Project (USA)	2.0	62.5
MCU – Clean Mercury Recovery Technology (Philippines)	3.0	25.0
MCU – Project #3 (USA)	3.0	25.0
Leach Material Reprocessing – Comstock Project	8.0	30.0
Royalties: Occidental – Pelen (Collar Potosi - Belcher - Yellow Jacket – etc.)	10.0 ↑	20.0
Investment in the Sierra Springs Opportunity Fund, Inc.	12.0 ↑	127.5
	$138.0	$500.0
Target Value Per Share[(2)]	$4.00+	$14.25+

Non-Strategic Assets (#'s in millions)	Valuation Targets[(1)] (12/31/20)
Senior Water Rights (Silver Springs)	4.5
Industrial - Commercial Land Values (Silver Springs)	5.6
Investment in Tonogold Convertible Preferred Stock	10.4
Note Receivable - Senior Secured Debenture	4.5
Daney Ranch	2.7
Debt Obligations	(5.0)
Approximate Net Book Value (September 30, 2020)	22.7
Target Value Per Share[(2)]	$0.65+

(1) Valuation Targets represent management estimates (please see forward looking statement)
(2) Based on total outstanding shares of 34,444,766 at September 30, 2020.

COMSTOCK MINING

Comstock's Repositioned Balance Sheet

(US$ in thousands, except per share data)	Actual (Audited) 12/31/18	Actual (Audited) Lucerne Sale (50%) 12/31/19	Actual (Unaudited) 6/30/20	Pro Forma Estimate Lucerne and SS Sales (100%) 9/30/20	Pro Forma Estimate All Asset Sales Complete 9/30/21
Cash and Cash Equivalents	$488	$1,015	$968	$1,650	$9,000
Assets Held For Sale and Cash Payments Due					
Lucerne Properties [1]	$0	$1,559	$1,559	-0-	$-0-
Industrial Land & Water (Silver Springs)	2,738	2,738	2,738	2,738	-0-
Commercial Land (Downtown Silver Springs) [2]	0	3,590	3,590	3,590	-0-
Daney Ranch and Gold Hill Hotel	2,625	2,625	2,625	2,141	-0-
Total Assets Held For Sale	$5,363	$10,512	$10,512	$8,469	$-0-
Tonogold Convertible Preferred and Common Stock [3]	0	9,195	10,397	10,397	11,000
Note Receivable From Tonogold	0	5,275	4,875	4,475	-0-
Total Assets Intended for Sale/Monetization	$5,363	$24,982	$25,784	$23,341	$11,000
Debt and Other Obligations					
Senior Secured Debenture & CAT Equip loan	$9,829	$5,575	$5,298	$5,016	$-0-
Northern Comstock JV, net	7,433	6,620	6,620	-0-	-0-
Promissory Note	-0-	-0-	-0-	-0-	-0-
Total Debt and Other Obligations	$17,262	$12,195	$11,918	$5,016	$-0-
Total Common Shares Outstanding	15,067,655	27,236,489	28,815,000	34,444,766 [4]	36,000,000

$20 Million

= No Net Debt Obligations

1) On September 8, 2020, the Company transferred the remaining membership interest in Comstock Mining LLC, owner of Lucerne to Tonogold, recognized ~$16 million gain
2) Represents the acquisition of the non-mining asset (160-acre Downtown Silver Springs) parcel in December 2019, contracted to sell by September 30, 2020.
3) Represents Convertible Preferred Stock from Tonogold with a stated value of $5,000,000 and a fair-market-value of $7,935,000, and over 6 million Tonogold Common Shares valued at $2,461,656; both as of June 30, 2020.
4) Represents Common shares outstanding at September 30, 2020, as reported.


Monetizing Non-mining Assets in Excess of $22,000,000, net
Eliminates Remaining Debt and Funds Growth!

Tonogold - Lucerne Mines

Annual Subsidies - Production Lease - Development - Royalties



Virginia City
Gould & Curry
Hale & Norcross
Comstock Lode
Consolidated Imperial
Yellow Jacket
Crown Point
Gold Hill
Overman
Occidental Lode
Occidental
Silver City Lode
Woodville
Lucerne
Ida
Silver City
Tonogold Resources Inc
Comstock Processing LLC
Exhibits B & G
Legend
State Route
SUP
ROW
ROW to be constructed
Lucerne Area
Fee
Patent
Unpatent
American Flats Area
Fee
Patent
Unpatent
N
1 inch = 1,000 feet
Feet
0
1,000
2,000

Tonogold - Historic Comstock Lode Claims
Mineral Lease - Exploration - Royalties



Virginia City
Gould & Curry
Comstock Lode
Consolidated Imperial
Yellow Jacket
Crown Point
Gold Hill
Overman
Occidental
Occidental Lode
Woodville
Lucerne
Silver City
Ida



TONOGOLD RESOURCES.INC
Phase 1 Drill Program
Comstock Project, Nevada
August 2020
Specific Historic Reports of Potential Significance
Historic Bonanza Stopes
Historic Exploration Drifts/Shafts, etc.
A
B
South Overman
Corp Campus
Sag. Belcher
Deep
Gold Hill Patents
Sutro Tunnel
Divide
Chollar Potosi
0
.5
1
Kilometers
Proposed Drill Hole Pierce Points
Priority 1
Priority 2
Priority 3

Original Magnetic Surveys Led to High-grade Discoveries
High Grade Discovery Hole SV09-05



Northern Targets
Northern Extension
Occidental Area
Process Area
Lucerne Resource Area
Dayton Resource Area
Oest Area
Spring Valley Area
Comstock District
Land Position & Resource Areas
Legend
Resource Areas
V&T Railroad
SR341 and 342
Counties
CMI Controlled
Fee
Patented
Unpatented
Legend
CMI Property Outline
Proposed Drill Holes
Current Drill Holes
Dikes
Structures
Feet
0 250 500 1,000
Discovery hole
SV09-05

Near Surface, High Value opt Au



SV09-05
At 35ft below
surface
30ft/.228
opt Au
15ft/.034
opt Au
60ft/.013
opt Au


Dayton - Spring Valley
Magnetic Geophysics
Legend
$800 Dipper Pit
CMI Mining Claims
CMI Private Ground
Dayton Exploration Holes
Percussion Holes (<82' depth)
MAG LO
MAG MID
MAG HI
STRUCTURES - Jim Wright Interp.
N
Feet
0 600 1,200 2,400
1 inch = 1,200 feet
D11-21
15' Avg. 0.887 opt Au
1.693 opt Ag
D94-17
50' Avg. 0.030 opt Au
1.072 opt Ag
followed by
10' Avg. 0.193 opt Au
3.875 opt Ag
$800 Dipper Pit
1.45 M tons @
0.051 opt Au, 0.437 opt Ag
S.R. of 2.3:1
D10-01
295' Avg. 0.027 opt Au
0.087 opt Ag
followed by
430' Avg. 39:1 Ag:Au Ratio
0.117 opt Ag
SV 12-05
235' Avg. 0.031 opt Au
0.102 opt Ag
SV 09-05
40' Avg. 0.182 opt Au
0.850 opt Ag
M00-1
9.5' Avg. 0.781 opt Au
1.708 opt Ag
Northern Targets
Northern Extension
Occidental Area
Process Area
Lucerne Resource Area
Oest Area
Dayton Resource Area
Spring Valley Area
Comstock District
Land Position & Resource Areas
Legend
Resource Areas
V&T Railroad
SR341 and 342
Counties
CMI Controlled
Fee
Patented
Unpatented

COMSTOCK MINING

Launching Full Scale, 3D Geophysical Survey at Depth


Virginia City
Gold Hill
Silver City
Dayton
Mound House
Comstock Exp & Dev
Proposed Survey
Legend
N



- ✓ Efficiently and effectively enhances and adds to the data on gold and silver resources and our planned drill targets

Surging Economic Value




Old Stopes and Working

SRK: Validated


Pit Design - Dayton
Potential Expansion with $3.00 Mining Cost
Expansion Potential - No Restrictions
Southern Extension

SRK: Expanded

Dayton Economic Shell ($800 Cut off)	$1,600 Gold
Total Tons	6,294,030
Waste Tons	4,657,953
Strip Ratio	2.8
Ore Tons	1,636,077
Grade (Gold ounces/ton)	0.050
Grade (Silver ounces/ton)	0.432
Contained Gold ounces	81,804
Contained Silver ounces	706,785
Recovered Gold	69,533
Recovered Silver	353,393
Revenue - Gold	$111,253,236
Revenue - Silver	$5,300,889
Mining Cost	($20,000,000)
Processing Cost	($20,000,000)
Royalty	($1,165,541)
Net Cash	$75,388,584

Dayton Economic Shell ($800 Cut off)	$2,000 Gold
Total Tons	6,294,030
Waste Tons	4,657,953
Strip Ratio	2.8
Ore Tons	1,636,077
Grade (Gold ounces/ton)	0.050
Grade (Silver ounces/ton)	0.432
Contained Gold ounces	81,804
Contained Silver ounces	706,785
Recovered Gold	69,533
Recovered Silver	353,393
Revenue - Gold	$139,066,572
Revenue - Silver	$8,834,825
Mining Cost	($20,000,000)
Processing Cost	($20,000,000)
Royalty	($1,479,901)
Net Cash	$106,421,496

Environmental Competencies Positions New Business Growth

Comstock Mining Inc. is a Nevada-based, gold and silver mining company with extensive property in the world-class, historic Comstock Mining District and is an established leader in mercury sampling, analysis, and accelerated reclamations, receiving multiple state and federal **Reclamation Excellence Awards**.




NEVADA
EXCELLENCE IN MINE RECLAMATION
Division of Minerals
Department of Wildlife
Division of Environmental Protection
Bureau of Land Management
U.S. Forest Service
COMSTOCK MINING CORPORATION
KEYSTONE MINE CUT RECLAMATION
UPPER YELLOW JACKET HOIST WORKS HISTORIC REHABILITATION
SITE RESTORATION-SMALL OPERATION AWARD
OUTSTANDING REHABILITATION AWARD
2015
NEVADA
EXCELLENCE IN MINE RECLAMATION
Division of Minerals
Department of Wildlife
Division of Environmental Protection
Bureau of Land Management
U.S. Forest Service
COMSTOCK MINING, INC
REBUILDING OF STATE ROUTE 342 AND RECLAMATION OF HISTORIC MINE FEATURES
Abandoned Mine Lands Hazard Mitigation
2017

- United States and Nevada Environmental Protection Agencies approved a robust, Mercury sampling and analysis plan (SAP) for safe Mercury removal on the Carson River Mercury Superfund Site.
- Awarded Reclamation Excellence by both United States and Nevada for Mercury removal and landscape restoration.

Major Mining & Mercury Reclamation Experience



COMSTOCK MINING

Major Shaft Sealing & Highway Realignment



2018 - Federal Sustainable Mineral Development Award
2015, 2017 - Excellence in Mine Reclamation Award


U.S. DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT
2018 "FIX A SHAFT TODAY!" AWARD
Comstock Mining Inc.
VIRGINIA CITY, NEVADA
NEVADA
EXCELLENCE IN MINE RECLAMATION
Division of Minerals
Department of Wildlife
Division of Environmental Protection
Bureau of Land Management
U.S. Forest Service
COMSTOCK MINING CORPORATION
KEYSTONE MINE CUT RECLAMATION
UPPER YELLOW JACKET HOIST WORKS HISTORIC REHABILITATION
SITE RESTORATION-SMALL OPERATION AWARD
OUTSTANDING REHABILITATION AWARD
2015
NEVADA
EXCELLENCE IN MINE RECLAMATION
Division of Minerals
Department of Wildlife
Division of Environmental Protection
Bureau of Land Management
U.S. Forest Service
COMSTOCK MINING, INC
REBUILDING OF STATE ROUTE 342 AND RECLAMATION OF HISTORIC MINE FEATURES
Abandoned Mine Lands Hazard Mitigation
2017

Comstock Mercury Remediation System


Mercury Clean-Up
COMSTOCK



COMSTOCK MINING

MCU's MRP-75 mts/hr Mercury Recovery Plant


Mercury Clean-Up
COMSTOCK

The MRP is a completely self-contained 50 cubic meters per hour, trailer mounted processing plant. The MRP-50 is a very mobile and rugged machine designed to work in small spaces, such as ravines and canyon deposits.

The alluvial material is fed directly from the excavator to a Vibrating Feed Hopper. The Feed Hopper, feeds a Vibrating Double Deck Screen Classifier. The top screen classifies the material to 1" and are Belt Conveyed off to a tailings pile. This rocky material is then carried off behind the excavation area via front-loader. The second deck screen classifies to -3/8".

The -1" to +3/8" gravels are passed over a large amalgam recovery trap. Any large particles of Mercury Amalgam are captured in the trap. The gravel flows out of the trap and is disposed of in a dewatering pit next to the plant. The pit material is carried off behind the excavation area via front-loader. The -3/8" fine Gravel, Sand and Mercury slurry gravity flows into a 30" Horizontal Low-G Centrifuge. The Low-G Centrifuge recovers 99% of all fine Elemental Mercury. The Gravel & Sand discharges into a dewatering pit and is carried off behind the excavation area via front loader. The captured Mercury Concentrate from the Low-G Centrifuge is removed from the centrifuge once a shift. The Mercury Concentrate is contained and taken to an on-site Mercury Laboratory for processing.

Philippine Mercury Cleanup Project Sets the Global Standard

- Largest geographic mercury clean up
- Restore the natural health and beauty of the Philippines and its people
- Reestablish trust in Philippines' exports
- Create jobs during & long after cleanup (crop and fish farming, safe mining)
- Expand Tourism Trade, etc.


Regions of the Philippines
Luzon
Cordillera
Central Luzon
Palawan
Borneo
Malaysia
Caraga
Mindanao
Zamboanga
Northern Mindanao
Davao

COMSTOCK MINING Permitted, De-Risked, Cash Growth


2019
2020
2021
2022
COMSTOCK MINING LLC
Lucerne Sale / Lease / Royalty / etc.
COMSTOCK PROCESSING
Mercury Clean Up Agreement
COMSTOCK MINING INC
Sierra Springs Opportunity Fund
COMSTOCK MINING LLC
Close First & Second Phase of Lucerne Sale
COMSTOCK REAL ESTATE
Close on Sale of 98-160 – Eliminates DEBT
COMSTOCK PROCESSING
MCU U.S. Mercury Pilot (Commenced August 2020)
COMSTOCK PROCESSING
MCU First International JV
Dayton - Spring Valley VTEM Geophysical Survey
Dayton Resource Estimate - Multiple SK 1300 - Drilling And Expansion
Dayton Mining Permit (State & Local)
Dayton Feasibility SK 1300 (P&P)
Tonogold Mineral Exploration & Development (Commenced Sept 2020!)
COMSTOCK PROCESSING
Revenue / Cash Proceeds – Tono – MCU +++

Forward Looking Statement

The information herein and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," "plan," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: consummation of all pending transactions; project, asset or Company valuations; future industry market conditions; future explorations, acquisitions, investments and asset sales; future performance of and closings under various agreements; future changes in our exploration activities; future estimated mineral resources; future prices and sales of, and demand for, our products; future impacts of land entitlements and uses; future permitting activities and needs therefor; future production capacity and operations; future operating and overhead costs; future capital expenditures and their impact on us; future impacts of operational and management changes (including changes in the board of directors); future changes in business strategies, planning and tactics and impacts of recent or future changes; future employment and contributions of personnel, including consultants; future land sales, investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives; the nature and timing of and accounting for restructuring charges and derivative liabilities and the impact thereof; contingencies; future environmental compliance and changes in the regulatory environment; future offerings of equity or debt securities; the possible redemption of debentures and associated costs; future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: counterparty risks; capital markets' valuation and pricing risks; adverse effects of climate changes or natural disasters; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mining activities; contests over title to properties; potential dilution to our stockholders from our stock issuances and recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting businesses; permitting constraints or delays; decisions regarding business opportunities that may be presented to, or pursued by, us or others; the impact of, or the non-performance by parties under agreements relating to, acquisitions, joint ventures, strategic alliances, business combinations, asset sales, leases, options and investments to which we may be party; changes in the United States or other monetary or fiscal policies or regulations; interruptions in production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, cyanide, water, diesel fuel and electricity); changes in generally accepted accounting principles; adverse effects of terrorism and geopolitical events; potential inability to implement business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors or others; assertion of claims, lawsuits and proceedings; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; inability to maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund or any other issuer.

COMSTOCK MINING

Corrado De Gasperis
Executive Chairman & CEO
Tel (775) 847- 4755
questions@comstockmining.com

Zach Spencer
Director External Relations
Tel (775) 847- 5272 Ext. 151
questions@comstockmining.com



October 2020